PORTFOLIO OF INVESTMENTS – as of December 31, 2021 (Unaudited)

Loomis Sayles Inflation Protected Securities Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 93.9% of Net Assets

Non-Convertible Bonds – 93.8%

	Aerospace & Defense – 0.3%
$ 1,170,000	Raytheon Technologies Corp., 1.900%, 9/01/2031	$1,128,884

	Airlines – 0.3%
960,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, 4/20/2026, 144A	998,280

	Automotive – 0.2%
570,000	Ford Motor Co., 7.450%, 7/16/2031	771,911

	Banking – 2.4%
200,000	Banco Santander S.A., 2.958%, 3/25/2031	204,058
1,600,000	Banco Santander S.A., (fixed rate to 11/22/2031, variable rate thereafter), 3.225%, 11/22/2032	1,601,504
890,000	Citigroup, Inc., SOFR + 0.770%, 0.820%, 6/09/2027(a)	896,090
305,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	311,807
260,000	Deutsche Bank AG, (fixed rate to 4/08/2030, variable rate thereafter), 5.882%, 7/08/2031	304,866
560,000	Goldman Sachs Group, Inc. (The), (fixed rate to 4/22/2041, variable rate thereafter), 3.210%, 4/22/2042	580,769
855,000	Intesa Sanpaolo SpA, (fixed rate to 6/01/2041, variable rate thereafter), 4.950%, 6/01/2042, 144A	876,059
445,000	NatWest Group PLC, (fixed rate to 8/28/2030, variable rate thereafter), 3.032%, 11/28/2035	438,681
895,000	Societe Generale S.A., (fixed rate to 6/09/2031, variable rate thereafter), 2.889%, 6/09/2032, 144A	892,778
1,505,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	1,639,746

		7,746,358

	Brokerage – 0.9%
1,105,000	BlackRock, Inc., 2.100%, 2/25/2032	1,096,345
1,300,000	Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 2.625%, 10/15/2031	1,278,639
655,000	KKR Group Finance Co. X LLC, 3.250%, 12/15/2051, 144A	652,727

		3,027,711

	Diversified Manufacturing – 0.1%
205,000	Rockwell Automation, Inc., 1.750%, 8/15/2031	199,183

	Electric – 0.2%
515,000	Enel Finance International NV, 2.875%, 7/12/2041, 144A	493,768

Principal Amount	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Finance Companies – 0.8%
$ 825,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/30/2032	$840,487
985,000	Ares Capital Corp., 2.875%, 6/15/2028	980,629
615,000	BlackRock TCP Capital Corp., 2.850%, 2/09/2026	617,299

		2,438,415

	Financial Other – 0.2%
660,000	Blackstone Secured Lending Fund, 2.850%, 9/30/2028, 144A	643,423

	Food & Beverage – 0.3%
955,000	JBS Finance Luxembourg S.a.r.l., 3.625%, 1/15/2032, 144A	958,591

	Healthcare – 0.0%
30,000	Cigna Corp., 2.400%, 3/15/2030	30,265

	Independent Energy – 0.3%
1,020,000	Continental Resources, Inc., 2.268%, 11/15/2026, 144A	1,012,350

	Life Insurance – 0.3%
105,000	Athene Holding Ltd., 3.500%, 1/15/2031	111,027
940,000	Jackson Financial, Inc., 3.125%, 11/23/2031, 144A	944,947

		1,055,974

	Midstream – 0.3%
1,000,000	Enbridge, Inc., 2.500%, 8/01/2033	981,440

	Oil Field Services – 0.1%
190,000	Helmerich & Payne, Inc., 2.900%, 9/29/2031, 144A	187,539

	Property & Casualty Insurance – 0.4%
605,000	Aon Corp./Aon Global Holdings PLC, 2.600%, 12/02/2031	615,522
290,000	Enstar Group Ltd., 3.100%, 9/01/2031	284,262
530,000	Liberty Mutual Group, Inc., (fixed rate to 12/15/2026, variable rate thereafter), 4.125%, 12/15/2051, 144A	528,675

		1,428,459

	Railroads – 0.0%
15,000	Canadian Pacific Railway Co., 2.050%, 3/05/2030	14,784

Principal Amount	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	REITs - Mortgage – 0.1%
$ 255,000	Starwood Property Trust, Inc., 3.625%, 7/15/2026, 144A	$253,725

	REITs - Shopping Centers – 0.3%
965,000	Brixmor Operating Partnership LP, 2.500%, 8/16/2031	944,336

	REITs - Storage – 0.2%
670,000	Public Storage, 2.250%, 11/09/2031	673,372

	Retailers – 1.0%
900,000	Alibaba Group Holding Ltd., 3.150%, 2/09/2051	842,424
1,200,000	Macy’s Retail Holdings LLC, 5.875%, 4/01/2029, 144A	1,279,500
1,120,000	Nordstrom, Inc., 4.375%, 4/01/2030	1,129,839

		3,251,763

	Sovereigns – 0.1%
200,000	Abu Dhabi Government International Bond, 3.875%, 4/16/2050, 144A	232,958

	Technology – 0.4%
100,000	Dell International LLC/EMC Corp., 6.200%, 7/15/2030	126,187
133,000	Dell International LLC/EMC Corp., 8.350%, 7/15/2046	221,113
750,000	Moody’s Corp., 2.000%, 8/19/2031	729,296
140,000	Western Digital Corp., 3.100%, 2/01/2032	141,022

		1,217,618

	Transportation Services – 0.3%
1,140,000	Hertz Corp. (The), 5.000%, 12/01/2029, 144A	1,140,975

	Treasuries – 83.8%
28,603,986	U.S. Treasury Inflation Indexed Bond, 0.250%, 2/15/2050(b)	34,592,373
3,846,045	U.S. Treasury Inflation Indexed Bond, 1.000%, 2/15/2049(b)	5,456,213
10,655,557	U.S. Treasury Inflation Indexed Bond, 3.375%, 4/15/2032(b)	15,846,903
39,839,402	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2025(b)(c)	42,613,977
30,569,870	U.S. Treasury Inflation Indexed Note, 0.125%, 7/15/2026(b)	33,187,576
12,176,918	U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2030(b)	13,514,297

Principal Amount	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Treasuries – continued
$ 20,081,484	U.S. Treasury Inflation Indexed Note, 0.125%, 7/15/2030(b)	$22,466,056
22,800,349	U.S. Treasury Inflation Indexed Note, 0.125%, 7/15/2031(b)	25,626,927
31,164,730	U.S. Treasury Inflation Indexed Note, 0.375%, 1/15/2027(b)(c)	34,276,433
3,555,240	U.S. Treasury Inflation Indexed Note, 0.625%, 1/15/2024(b)	3,783,302
22,814,927	U.S. Treasury Inflation Indexed Note, 0.625%, 1/15/2026(b)	25,055,333
13,218,960	U.S. Treasury Inflation Indexed Note, 0.750%, 7/15/2028(b)	15,137,327

		271,556,717

	Wirelines – 0.5%
370,000	Verizon Communications, Inc., 2.850%, 9/03/2041	365,016
1,240,000	Verizon Communications, Inc., 3.550%, 3/22/2051	1,335,310

		1,700,326

	Total Non-Convertible Bonds (Identified Cost $298,797,011)	304,089,125

Convertible Bonds – 0.1%
	Pharmaceuticals – 0.1%
305,000	Aerie Pharmaceuticals, Inc., 1.500%, 10/01/2024 (Identified Cost $304,884)	252,220

	Total Bonds and Notes (Identified Cost $299,101,895)	304,341,345

Senior Loans – 3.5%
	Cable Satellite – 0.5%
1,461,363	DirecTV Financing LLC, Term Loan, 8/02/2027(d)	1,461,786

	Chemicals – 0.3%
855,000	Ineos Finance PLC, 2021 EUR Term Loan B, 11/04/2028, (EUR)(d)	971,996

	Electric – 0.2%
760,000	Albion Financing 3 S.a.r.l., USD Term Loan, 8/17/2026(d)	760,000

	Leisure – 0.4%
997,468	Carnival Corp., EUR Term Loan B, EURIBOR + 3.750%, 3.750%, 6/30/2025, (EUR)(a)(e)	1,129,133

	Media Entertainment – 0.5%
984,489	Camelot U.S. Acquisition 1 Co., Term Loan B, 1-month LIBOR + 3.000%, 3.104%, 10/30/2026(a)(e)	976,898

Principal Amount	Description	Value (†)

Senior Loans – continued

	Media Entertainment – continued
$758,100	McGraw-Hill Global Education Holdings LLC, 2021 Term Loan, 7/28/2028(d)	$753,840

		1,730,738

	Packaging – 0.3%
981,528	Graham Packaging Co., Inc., 2021 Term Loan, 8/04/2027(d)	977,945

	Property & Casualty Insurance – 0.2%
753,034	USI, Inc., 2017 Repriced Term Loan, 3-month LIBOR + 3.000%, 3.224%, 5/16/2024(a)(e)	746,716

	Retailers – 0.2%
748,120	Michaels Cos., Inc., 2021 Term Loan B, 4/15/2028(d)	740,774

	Technology – 0.9%
800,000	Altar BidCo, Inc., 2021 Term Loan, 11/17/2028(d)	797,000
982,519	Dun & Bradstreet Corp. (The), Term Loan, 2/06/2026(d)	977,960
985,000	MKS Instruments, Inc., 2021 USD Term Loan, 10/21/2028(d)	982,291

		2,757,251

	Total Senior Loans (Identified Cost $11,332,671)	11,276,339

Short-Term Investments – 3.1%
10,000,973	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2021 at 0.000% to be repurchased at $10,000,973 on 1/03/2022 collateralized by $7,298,100 U.S. Treasury Bond, 4.500% due 5/15/2038 valued at $10,201,087 including accrued interest(f) (Identified Cost $10,000,973)	10,000,973

	Total Investments – 100.5% (Identified Cost $320,435,539)	325,618,657
	Other assets less liabilities – (0.5)%	(1,644,450)

	Net Assets – 100.0%	$323,974,207

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Senior loans are valued at bid prices supplied by an independent pricing service, if available.

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Centrally cleared swap agreements are valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Variable rate security. Rate as of December 31, 2021 is disclosed.
(b)	Treasury Inflation Protected Security (TIPS).
(c)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(d)	Position is unsettled. Contract rate was not determined at December 31, 2021 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(e)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark rate (LIBOR floor) of 0.00%, to which the spread is added.
(f)

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of December 31, 2021, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

144A

All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of Rule 144A holdings amounted to $12,736,041 or 3.9% of net assets.

EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate

REITs	Real Estate Investment Trusts
SOFR	Secured Overnight Financing Rate
EUR	Euro

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation). The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At December 31, 2021, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	3/14/2022	EUR S	1,840,000	$2,084,554	$2,097,816	$(13,262)

Futures Contracts

The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At December 31, 2021, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Eurodollar	12/19/2022	532	$132,037,117	$131,610,150	$(426,967)

At December 31, 2021, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
30 Year U.S. Treasury Bond	3/22/2022	26	$4,138,049	$4,171,375	$(33,326)
Eurodollar	12/16/2024	537	131,926,095	131,954,325	(28,230)
Ultra 10-Year U.S. Treasury Note	3/22/2022	68	9,837,361	9,957,750	(120,389)
Ultra Long U.S. Treasury Bond	3/22/2022	13	2,535,198	$2,562,625	$(27,427)

Total					$(209,372)

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2021, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes*	$—	$304,341,345	$—	$304,341,345
Senior Loans*	—	11,276,339	—	11,276,339
Short-Term Investments	—	10,000,973	—	10,000,973

Total	$—	$325,618,657	$—	$325,618,657

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(13,262)	$—	$(13,262)
Futures Contracts (unrealized depreciation)	(636,339)	—	—	(636,339)

Total	$(636,339)	$(13,262)	$—	$(649,601)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the period ended December 31, 2021, the Fund engaged in forward foreign currency contracts for hedging purposes and to gain exposure to foreign currencies.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the period ended December 31, 2021, the Fund used futures contracts to manage duration and for hedging purposes.

The following is a summary of derivative instruments for the Fund, as of December 31, 2021:

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(13,262)	$—
Exchange-traded liability derivatives
Interest rate contracts	—	(636,339)

Total liability derivatives	$(13,262)	$(636,339)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. As of December 31, 2021, the fair value of derivative positions subject to these provisions that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Counterparty	Derivatives	Collateral Pledged
Bank of America, N.A.	$(13,262)	$—

Timing differences may exist between when contracts under the ISDA agreement are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, as of December 31, 2021:

Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
$ 784,000	$784,000

Industry Summary at December 31, 2021 (Unaudited)

Treasuries	83.8%
Banking	2.4
Other Investments, less than 2% each	11.2
Short-Term Investments	3.1

Total Investments	100.5
Other assets less liabilities (including forward foreign currency and futures contracts)	(0.5)

Net Assets	100.0%